Exhibit 10.1

FIRST AMENDMENT

          FIRST AMENDMENT (this “First Amendment”), dated as of December 23, 2002, among PARTNERRE LTD., a company organized under the laws of Bermuda (the “Company”), the Designated Subsidiary Borrowers (as defined in the Credit Agreement referred to below), the lending institutions from time to time party to the Credit Agreement referred to below (each a “Lender” and, collectively, the “Lenders”), and JPMORGAN CHASE BANK, as Administrative Agent (the “Administrative Agent”).  Unless otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement referred to below are used herein as so defined.

W I T N E S S E T H:

          WHEREAS, the Company, the Designated Subsidiary Borrowers, the Lenders and the Administrative Agent have entered into a Credit Agreement, dated as of June 19, 2002 (the “Credit Agreement”);

          WHEREAS, subject to the terms and conditions set forth below, the parties hereto wish to amend certain provisions of the Credit Agreement as provided herein;

          NOW, THEREFORE, it is agreed;

A. Amendment to the Credit Agreement

1. Section 2 of the Credit Agreement is hereby amended by inserting the following new Section 2.08 at the end thereof:

          “2.08  Confirming Letters of Credit.  Notwithstanding anything contained herein, to the extent a Letter of Credit has been requested by a Borrower subject to and upon the terms and conditions set forth herein, and the Borrower has requested that the Issuing Agent have such Letter of Credit confirmed by a confirming bank, each Lender hereby makes, constitutes, and appoints the Issuing Agent its true and lawful attorney-in-fact, in its name, place and stead, giving the Issuing Agent the full power to enter into, on behalf of each Lender, a customary confirming agreement with such confirming bank relating to such Letter of Credit and to take other any action with respect to the confirmation of such Letter of Credit as the Issuing Agent deems necessary; provided that the Issuing Agent shall have no liability for any reimbursement or other obligations to any confirming bank. Promptly upon request of the Issuing Agent, each Lender will furnish to the Issuing Agent such powers of attorney or other evidence as any confirming bank may reasonably request in order to demonstrate that the Issuing Agent has the power to act as attorney-in-fact for such Lender to have such Letter of Credit confirmed by such confirming bank.”

B. Miscellaneous Provisions

             1.          In order to induce the Lenders to enter into this First Amendment, the Company hereby represents and warrants to each of the Lenders that (i) all of the representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects on and as of the First Amendment Effective Date (as defined below), both before and after giving effect to this First Amendment (unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date) and (ii) there exists no Default or Event of Default on the First Amendment Effective Date, both before and after giving effect to this First Amendment.

             2.          This First Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

             3.          This First Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.  A set of counterparts executed by all the parties hereto shall be lodged with the Company and the Administrative Agent.

             4.          THIS FIRST AMENDMENT AND THE OTHER CREDIT DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

             5.          This First Amendment shall become effective on the date (the “First Amendment Effective Date”) when the Borrower and each Lender shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at the Notice Office;

             6.          From and after the First Amendment Effective Date, all references in the Credit Agreement and in the other Credit Documents to the Credit Agreement shall be deemed to be referenced to the Credit Agreement as modified hereby.

*     *     *

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this First Amendment to be duly executed and delivered as of the date first above written.

PARTNERRE LTD.,
as a Borrower

By:

Name:
Title:

By:

Name:
Title:

PARTNERRE REINSURANCE COMPANY LTD.,
as a Borrower

By:

Name:
Title:

By:

Name:
Title:

PARTNERRE S.A.,
as a Borrower

By:

Name:
Title:

PARTNER REINSURANCE COMPANY OF THE U.S.,
as a Borrower

By:

Name:
Title:

By:

Name:
Title:

PARTNERRE INSURANCE COMPANY OF NEW YORK,
as a Borrower

By:

Name:
Title:

By:

Name:
Title:

JPMORGAN CHASE BANK,
Individually, as Issuing Agent and as Administrative Agent

By:

Name:
Title:

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